On September 13, 2004, the Board of Trustees of the Wells Fargo Funds
     Trust and the Board of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code.


------------------------------------------------------------------------ -----------------------------------------------------
Acquiring Fund                                                           Target Fund
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage Ultra Short-Term Income Fund Advisor Class         Strong Ultra Short-Term Income Fund Advisor Class
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage Ultra Short-Term Income Fund Administrator Class   New
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage Ultra Short-Term Income Fund Institutional Class   Strong Ultra Short-Term Income Fund Institutional
                                                                         Class
------------------------------------------------------------------------ -----------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------
Wells Fargo Advantage Ultra Short-Term Income Fund Investor Class        Strong Ultra Short-Term Income Fund Investor Class
------------------------------------------------------------------------ -----------------------------------------------------